                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated March 1, 1997, (97-2), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 1, 1997 to June 30, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of July, 1997.

                                  GREEN TREE FINANCIAL CORP.


                              BY: /s/Phyllis A. Knight
                                  ---------------------------
                                  Phyllis A. Knight

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.6175%,6.00%,6.42%,6.66%,6.91%,7.24%,7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                   JUNE 1997



                                  CUSIP#'S   393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                                  TRUST ACCOUNT #80-4671500
                                  REMITTANCE DATE: 7/15/97

                                                    Total $       Per $1,000
                                                     Amount        Original
                                                     ------        --------

Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                               $6,815,951.90

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                             0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                          6,815,951.90

A.   Interest
     (2)  Aggregate Interest
      a. Class A-1 Remittance Rate(5.6175%)             5.6175%
      b. Class A-1 Interest                           77,460.05    3.05779424
      c. Class A-2 Remittance Rate(6.00%)                 6.00%
      d. Class A-2 Interest                           31,410.00    5.00000000
      e. Class A-3 Remittance Rate(6.42%)                 6.42%
      f. Class A-3 Interest                          401,859.90    5.35000000
      g. Class A-4 Remittance Rate(6.66%)                 6.66%
      h. Class A-4 Interest                          366,144.60    5.55000000
      i. Class A-5 Remittance Rate(6.91%)                 6.91%
      j. Class A-5 Interest                          523,778.00    5.75833333
      k. Class A-6 Remittance Rate(7.24%)                 7.24%
      l. Class A-6 Interest                          405,578.77    6.03333328
      m. Class A-7 Remittance Rate (7.62%
         unless the Weighted Average
         Contract rate is less than 7.62%)                7.62%
      n. Class A-7 Interest                          867,517.95    6.35000004

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               5.6175%, 6.00%, 6.42%, 6.66%, 6.91%, 7.24%, 7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                              JUNE 1997 - Page 2

                         CUSIP#'S   393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 7/15/97

                                                     Total $         Per $1,000
                                                     Amount           Original
                                                     -------         ----------
3)   Amount applied to:
          a. Unpaid Class A Interest
               Shortfall                                   .00              .00

(4)  Remaining:
          a. Unpaid Class A Interest
               Shortfall                                   .00              .00

B.   Principal
     (5)  Formula Principal Distribution
           Amount                                 2,475,181.02              N/A
          a. Scheduled Principal                    634,826.57              N/A
          b. Principal Prepayments                2,355,283.89              N/A
          c. Liquidated Contracts                     5,203.63              N/A
          d. Repurchases                            560,676.48              N/A
          e. Current Month Advanced Principal       521,401.09              N/A
          f. Prior Month Advanced Principal      (1,602,210.64)             N/A

     (6)  Pool Scheduled Principal Balance      539,261,092.43

    (6b)  Adjusted Pool Principal Balance       538,739,691.34     979.52671153
    (6c)  Pool Factor                               0.97952671

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance date          .00

     (8)  Class A Percentage for such Remittance
          Date                                          92.38%

     (9)  Class A Percentage for the following
          Remittance Date                               92.34%


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               5.6175%, 6.00%, 6.42%, 6.66%, 6.91%, 7.24%, 7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                              JUNE 1997 - Page 3

                         CUSIP#'S   393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 7/15/97


(10) Class A Principal Distribution:
     a. Class A-1                                 2,475,181.02      97.70965656
     b. Class A-2                                          .00              .00
     c. Class A-3                                          .00              .00
     d. Class A-4                                          .00              .00
     e. Class A-5                                          .00              .00
     f. Class A-6                                          .00              .00

                                                     Total $         Per $1,000
                                                     Amount           Original
                                                     -------         ----------
(11)  Class A-1 Principal Balance                14,071,691.34     555.49073662
(11a) Class A-1 Pool Factor                          .55549074

(12)  Class A-2 Principal Balance                 6,282,000.00     1000.0000000
(12a) Class A-2 Pool Factor                         1.00000000

(13)  Class A-3 Principal Balance                75,114,000.00     1000.0000000
(13a) Class A-3 Pool Factor                         1.00000000

(14)  Class A-4 Principal Balance                65,972,000.00     1000.0000000
(14a) Class A-4 Pool Factor                         1.00000000

(15)  Class A-5 Principal Balance                90,960,000.00     1000.0000000
(15a) Class A-5 Pool Factor                         1.00000000

(16)  Class A-6 Principal Balance                67,223,000.00     1000.0000000
(16a) Class A-6 Pool Factor                         1.00000000

(17)  Class A-7 Principal Balance               136,617,000.00     1000.0000000
(17a) Class A-7 Pool Factor                         1.00000000

(18)  Unpaid Class A Principal Shortfall
      (if any) following current Remittance
      Date                                                 .00


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               5.6175%, 6.00%, 6.42%, 6.66%, 6.91%, 7.24%, 7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                              JUNE 1997 - Page 4

                         CUSIP#'S   393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 7/15/97


C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (19)    31-59 days                             3,296,897.87             94

     (20)    60 days or more                        1,107,860.84             35

     (21)    Current Month Repossessions              112,753.43              6

     (22)    Repossession Inventory                   154,797.35              8

     (23)    Weighted Average Contract Rate             10.14906

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2001)

(24) Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Remittance Date           .21%

     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                                      .14%

(25) Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Remittance Date          .61%

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                                      .42%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               5.6175%, 6.00%, 6.42%, 6.66%, 6.91%, 7.24%, 7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                              JUNE 1997 - Page 5

                         CUSIP#'S   393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 7/15/97

(26) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from April 1, 2001 to
          Mar 31, 2002, 6.5% from April 1, 2002 to Mar.31,
          2003, 8.5% from April 1, 2003 to Mar. 31, 2004 and
          and 9.5% thereafter)                                                0%

(27) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date          4,126.66

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                               0%

(28) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 23.25%)                                               15.24%

(29) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                        .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                                  7.62%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.54%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                              JUNE 1997 - Page 6

                         CUSIP#'S   393505-SV5
                         TRUST ACCOUNT #80-4149300
                         REMITTANCE DATE: 7/15/97

                                                      Total $        Per $1,000
                                                      Amount          Original
                                                      -------        ----------
CLASS M1 CERTIFICATES
---------------------
(30)  Amount available (including Monthly
      Servicing Fee)                               1,667,021.61

A.    Interest
(31)  Aggregate interest
      a.  Class M-1 Remittance Rate (7.54%,
          unless Weighted Average Contract
          Rate is below 7.54%)                            7.54%

      b.  Class M-1 Interest                         259,187.50      6.28333333

(32)  Amount applied to Class M-1 Interest
        Deficiency Amount                                   .00               0

(33)  Remaining unpaid Class M-1 Interest
        Deficiency Amount                                   .00               0

(34)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall               .00               0

(35)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall               .00               0

B.    Principal
(36)  Formula Principal Distribution Amount                 .00             N/A
      a.  Scheduled Principal                               .00             N/A
      b.  Principal Prepayments                             .00             N/A
      c.  Liquidated Contracts                              .00             N/A
      d.  Repurchases                                       .00             N/A

(37)  Class M-1 Principal Balance                 41,250,000.00   1000.00000000
(37a) Class M-1 Pool Factor                          1.00000000


                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%,8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-2
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                               JUNE 1997 - Page 7


                         CUSIP#'S   393505-SW3,SX1
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 7/15/97


(38)  Class M-1 Percentage for such Remittance
      Date                                                 .00%

                                                        Total $      Per $1,000
                                                        Amount        Original
                                                        -------      ----------

(39)  Class M-1 Principal Distribution:
      a.  Class M-1 (current)                              .00       0.00000000
      b.  Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                             .00

(40)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance Date           .00

(41)  Class M-1 Percentage for the following
      Remittance Date                                      .00%

Class B1 Certificates
---------------------
(1)   Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including Monthly
      Servicing Fee)                              1,407,834.11

(2)   Class B-1 Remittance Rate (7.56% unless
      Weighted Average Contract Rate is below 7.56%)      7.56%

(3)   Aggregate Class B1 Interest                   138,600.00       6.30000000

(4)   Amount applied to Unpaid Class
      B1 Interest Shortfall                                .00              .00

(5)   Remaining unpaid Class B1
      Interest Shortfall                                   .00              .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              JUNE 1997 - Page 8

                         CUSIP#'S   393505-SW3,SX1
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 7/15/97



(6)   Amount applied to Class B1 Interest
      Deficiency Amount                                    .00

(7)   Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                    .00

(8)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date             .00

(8a)  Class B Percentage for such Remittance Date          .00


                                                     Total $         Per $1,000
                                                     Amount           Original
                                                     -------         ----------
      (9)   Current Principal (Class B Percentage of
            Formula Principal Distribution Amount)         .00

      (10a) Class B1 Principal Shortfall                   .00

      (10b) Unpaid Class B1 Principal Shortfall            .00

      (11)  Class B Principal Balance            41,250,000.00

      (12)  Class B1 Principal Balance           22,000,000.00


Class B2 Certificates
---------------------
(13)  Remaining Amount Available                  1,269,234.11

(14)  Class B-2 Remittance Rate (8.05%
      unless Weighted Average Contract
      Rate is less than 8.05%)                            8.05%

(15)  Aggregate Class B2 Interest                   129,135.42       6.70833341


                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%,8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-2
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                               JUNE 1997 - Page 9

                         CUSIP#'S   393505-SW3,SX1
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 7/15/97

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                .00              .00

(17)  (Remaining Unpaid Class B2 Interest Shortfall        .00              .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date             .00

(19)  Class B2 Principal Liquidation Loss Amount           .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                 .00

(21)  Guarantee Payment                                    .00

(22)  Class B2 Principal Balance                 19,250,000.00

                                                     Total $         Per $1,000
                                                     Amount           Original
                                                     -------         ----------
(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                              226,173.78

(24)  3% Guarantee                                  913,924.91

(25)  Class C Residual Payment                             .00


                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%,8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-2
                              CLASS BCERTIFICATES
                                 MONTHLY REPORT
                              JUNE 1997 - Page 10

                         CUSIP#'S   393505-SW3,SX1
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 7/15/97


(26)  Class M-1 Interest Deficiency on such
      Remittance Date                                      .00

(27)  Class B-1 Interest Deficiency on such
      Remittance Date                                      .00

(28)  Repossessed Contracts                         112,753.43

(29)  Repossessed Contracts Remaining
      in Inventory                                  154,797.35
